Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Monaker Group, Inc. f/k/a Next 1 Interactive, Inc. (the “Company”), on Form 10-Q/A for the period ended November 30, 2014, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Adam Friedman, Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   Such Quarterly Report on Form 10-Q/A for the period ended November 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in such Quarterly Report on Form 10-Q/A for the period ended November 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2015	By:	/s/ Adam Friedman
Adam Friedman
Principal Accounting Officer
Monaker Group, Inc. f/k/a Next 1 Interactive, Inc.